SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

          Date of Report (Date of earliest event reported)    May 28, 2004
                                                          --------------------


                             DPAC TECHNOLOGIES CORP.
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             (Exact name of registrant as specified in its charter)

         California                      0-14843                 33-0033759
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(State or other jurisdiction           (Commission            (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)

7321 Lincoln Way, Garden Grove, California                        92641
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  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code     (714) 898-0007
                                                       ---------------

                                 Not Applicable
                                 --------------
         (Former Name or former address, if changed, since last report)


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Item 5. Other Events and Regulation FD Disclosure

     On June 1, 2004, the Registrant publicly issued a News Release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, relating to the Registrant's announcement of the departure of John Sprint, Chief Operating Officer, and reduction in workforce related to its stacking business.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits.

            99.1 News Release dated June 1, 2004 relating to Registrant's reduction of workforce and departure of John Sprint, Chief Operating Officer.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DPAC TECHNOLOGIES CORP.
                                                     (Registrant)



Date:    June 1, 2004                                By: /s/ Kim Early
                                                         -----------------------
                                                         Kim Early,
                                                         Chief Executive Officer

                             DPAC TECHNOLOGIES CORP.

                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION
-----------    -----------
99.1           News Release dated June 1, 2004 relating to the Registrant's reduction of workforce and departure of John Sprint, COO.